ING PARTNERS, INC.

ING Fidelity® VIP Contrafund® Portfolio

(the “Portfolio”)

Supplement dated August 12, 2013

to the Portfolio’s Class ADV and Class S Prospectus,

dated April 30, 2013

Effective July 1, 2013, John Avery and Nathan Strik were removed as portfolio managers of the Master Fund, and Monty Kori and Jonathan Kasen were added as portfolio managers of the Master Fund.  The Portfolio’s Prospectus is hereby revised as follows:

1.              The sub-section entitled “Portfolio Managers of the Master Fund” of the summary section of the Portfolio’s Prospectus, is hereby deleted in its entirety and replaced with the following:

Portfolio Managers of the Master Fund

Robert Stansky	Peter Saperstone
Portfolio Manager (since 10/07)	Portfolio Manager (since 03/11)
Robert Lee	Tobias Welo
Portfolio Manager (since 10/07)	Portfolio Manager (since 11/11)
Steven Kaye	Monty Kori
Portfolio Manager (since 10/07)	Portfolio Manager (since 07/13)
Brian Lempel	Douglas Simmons
Portfolio Manager (since 04/13)	Portfolio Manager (since 10/07)
Pierre Sorel	Jonathan Kasen
Portfolio Manager (since 10/07)	Portfolio Manager (since 07/13)

2.              The seventh paragraph of the sub-section entitled “Management of the Portfolios — Sub-Adviser to each Master Fund” of the Portfolio’s Prospectus is hereby deleted in its entirety and replaced with the following:

Monty Kori is a member of FMR’s Stock Selector Large Cap Group (industrials sector). Since joining Fidelity Investments in 2006, Mr. Kori has worked as a research analyst and portfolio manager.

3.              The twelfth paragraph of the sub-section entitled “Management of the Portfolios — Sub-Adviser to each Master Fund” of the Portfolio’s Prospectus is hereby deleted in its entirety and replaced with the following:

Jonathan Kasen is a member of FMR’s Stock Selector Large Cap Group (energy sector). Since joining Fidelity Investments in 2006, Mr. Kasen has worked as a research analyst and portfolio manager.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE